Exhibit 10.13

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

TENTH AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

This Tenth Amendment to Loan and Security Agreement (the “Amendment”) is made and entered into as of July 25, 2018, by and between PACIFIC WESTERN BANK, a California state chartered bank (“Bank”), and THE REALREAL, INC. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement, dated as of September 19, 2013 (the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1)

Pursuant to Section 6.2(a)(ii) of the Agreement, Borrower was required to deliver audited consolidated and consolidating financial statements for Borrower’s 2017 fiscal year to Bank on or before June 29, 2018 (the “2017 Audited Financials”). As of the date hereof, Bank has not yet received the 2017 Audited Financials, resulting in a violation under the Agreement (the “2017 Audited Financials Violation”). Bank hereby (i) waives the 2017 Audited Financials Violation, and (ii) extends the due date for the 2017 Audited Financials to October 15, 2018.

2)	Section 6.6 of the Agreement is hereby amended and restated, as follows:

6.6 “Primary Depository”. Borrower shall maintain (i} all its depository and operating accounts with Bank and (ii) all its investment accounts with Bank or Bank’s affiliates; provided that prior to maintaining any investment accounts with Bank’s affiliates, Borrower, Bank, and any such affiliate shall have entered into a securities account control agreement with respect to any such investment accounts, in form and substance satisfactory to bank. Notwithstanding the above, Borrower shall be permitted to maintain Cash in one or more accounts outside of Bank, without the requirement for control agreements, provided that the total aggregate amount of Cash maintained in such accounts does not exceed $[***] at any time.

3)

Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

4)	Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment.

5)	This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

The RealReal, Inc. - 10th Amendment to LSA - Execution

6)	As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

a)	this Amendment, duly executed by Borrower;

b)

payment for all Bank Expenses, including Bank’s expenses in the documentation of this Amendment and any related documents, and any UCC, good standing or intellectual property search or filing fees, which may be debited from any of Borrower’ s accounts; and

c)	such other documents and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

The RealReal, Inc. - 10th Amendment to LSA - Execution

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

THE REALREAL, INC.		PACIFIC WESTERN BANK

By:	/s/ Matt Gustke	By:	/s/ Nader Maghsoudnia
Name: Matt Gustke			Name:	Nader Maghsoudnia
Title: CFO			Title:	Senior Vice President

Signature Page to Tenth Amendment to Loan and Security Agreement

The RealReal, Inc. - 10th Amendment to LSA - Execution

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